Exhibit 99.1

Black Rifle Coffee Company Announces Long-Range Financial Targets and Reaffirms 2024 Guidance

Salt Lake City, Utah, January 14, 2025 – Black Rifle Coffee Company (NYSE: BRCC) (“Black Rifle” or “the Company”), a veteran-founded premium lifestyle brand and coffee company supporting the service community, will present today at the 27th Annual ICR Conference. The presentation will outline the Company’s opportunities for multi-year growth in large and attractive beverage categories, as well as its profitability goals.

Investor Day Financial Highlights

•	Growth Outlook:
o	Black Rifle expects a 3-year revenue CAGR through 2027 of 10–15% and an adjusted EBITDA CAGR of 15–25%, compared to 2024 results. The Company projects a gross margin rate above 40%.
o
With the launch of Black Rifle Energy in 2025, we expect revenue growth to fall below the guided 3-year rate and gross margin to dip below 40% for the year. While these expenses may temporarily impact EBITDA, they are expected to set the stage for stronger growth in 2026 and 2027 as distribution expands and launch-related costs taper off.

•	2024 Guidance Reaffirmed: The Company reaffirms all components of its 2024 guidance, previously updated on November 4, 2024, including:
o	Net revenue of $390 million–$395 million
o	Gross margin rate between 40–42%
o	Adjusted EBITDA in the range of $35 million–$40 million

Presentation Details

•	Date and Time: Tuesday, January 14, 2025, at 8:00 AM Eastern Time.
•	Webcast: The audio portion of the event will be webcast and accessible here. A replay will be available for 90 days following the conclusion of the event.
•	Supporting Materials: Presentation materials are available on the Investor Relations page of the Company’s website at ir.blackriflecoffee.com.

ABOUT BLACK RIFLE COFFEE COMPANY

Black Rifle Coffee Company is a Veteran-founded lifestyle brand and coffee company serving premium coffee and other beverages to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. Black Rifle is committed to supporting Veterans, active-duty military, first responders and the American way of life.

To learn more, visit www.blackriflecoffee.com, subscribe to the Black Rifle Coffee Company newsletter, or follow along on social media.

Contacts

Investor Relations: IR@blackriflecoffee.com

Public Relations: press@blackriflecoffee.com

Non-GAAP Financial Measures

This press release contains a non-U.S. generally accepted accounting principles (“GAAP”) financial measure for Adjusted EBITDA.  We define Adjusted EBITDA, as net income (loss) before interest, tax expense, depreciation and amortization expense as adjusted for equity-based compensation, system implementation costs, executive, recruiting, relocation and sign-on bonus, write-off of site development costs, strategic initiative related costs, non-routine legal expenses, RTD start-up production issues, contract termination costs, restructuring fees and related costs, RTD transformation costs, and impairment for assets held for sale.  This non-GAAP financial measure is not defined or calculated under principles, standards or rules that comprise GAAP. Accordingly, the non-GAAP financial measure we use and refer to should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definition of Adjusted EBITDA is specific to our business and you should not assume that it is comparable to similarly titled financial measures of other companies. To evaluate the performance of our business, we rely on both our results of operations recorded in accordance with GAAP and certain non-GAAP financial measures, including Adjusted EBITDA.

When used in conjunction with GAAP financial measures, we believe that Adjusted EBITDA is a useful supplemental measure of operating performance and liquidity because this measure facilitates comparisons of historical performance by excluding non-cash items such as equity-based payments and other amounts not directly attributable to our primary operations, such as the impact of system implementation, acquisitions, disposals, litigation and settlements. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) it does not reflect changes in, or cash requirements for, our working capital needs, (ii) it does not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) it does not reflect our tax expense or the cash requirements to pay our taxes, (iv) it does not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although equity-based compensation expenses are non-cash charges, we rely on equity compensation to compensate and incentivize employees, directors and certain consultants, and we may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and this non-GAAP measure does not reflect any cash requirements for such replacements.

The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss), in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliation, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income (loss).

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s financial condition, liquidity, prospects, growth, strategies, future market conditions, developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: competition and our ability to grow and manage growth sustainably and retain our key employees; failure to achieve sustained profitability; negative publicity affecting our brand and reputation, or the reputation of key employees; failure to manage our debt obligations; failure to effectively make use of assets received under bartering transactions; failure by us to maintain our message as a supportive member of the Veteran and military communities and any other factors which may negatively affect the perception of our brand; our limited operating history, which may make it difficult to successfully execute our strategic initiatives and accurately evaluate future risks and challenges; failed marketing campaigns, which may cause us to incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks related to the use of social media platforms, including dependence on third-party platforms; failure to provide high-quality customer experience to retail partners and end users, including as a result of production defaults, or issues, including due to failures by one or more of our co-manufacturers, affecting the quality of our products, which may adversely affect our brand; decrease in success of the direct to consumer revenue channel; loss of one or more co-manufacturers, or delays, quality, or other production issues, including labor-related production issues at any of our co-manufacturers; failure to manage our supply chain, and accurately forecast our raw material and co-manufacturing requirements to support our needs; failure to effectively manage or distribute our products through our Wholesale business partners, especially our key Wholesale business partners; failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products, including as a result of ongoing supply chain disruptions, or our failure to effectively manage such third parties; changes in the market for high-quality coffee beans and other commodities; fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping; failure to successfully compete with other producers and retailers of coffee; failure to successfully open new Black Rifle Coffee Outposts, including failure to timely proceed through permitting and other development processes, or the failure of any new or existing Outposts to generate sufficient sales; failure to properly manage our rapid growth, inventory needs, and relationships with various business partners; failure to protect against software or hardware vulnerabilities; failure to build brand recognition using our intellectual properties or otherwise; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; failure to adequately maintain food safety or quality and comply with food safety regulations; failure to successfully integrate into new domestic and international markets; risks related to leasing space subject to long-term non-cancelable leases and with respect to real property; failure of our franchise partners to successfully manage their franchises; failure to raise additional capital to develop the business; risks related to supply chain disruptions; risks related to unionization of employees; failure to comply with federal state and local laws and regulations, or failure to prevail in civil litigation matters; and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this press release and the Company’s current beliefs and expectations concerning future developments and their effects on the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not place undue reliance on these forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this press release, the Company cannot guarantee that the future results, growth, performance or events or circumstances reflected in these forward-looking statements will be achieved or occur at all. These forward-looking statements speak only as of the date of this press release. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.